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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                 -------------

        Date of Report (Date of earliest event reported) October 15, 2003

                                   CULP, INC.

            (Exact name of registrant as specified in its charter)


         North Carolina                  0-12781                56-1001967
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                    Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)





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

Item 9 - Regulation FD Disclosure

On October 15, 2003, the Registrant issued a press release to disclose management's expectation about its earnings for the second quarter of the Registrant's fiscal year ending May 2, 2004. A copy of the press release is attached hereto as Exhibit 99.

Forward Looking Information

This report contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's earnings, future operations, production levels, sales, expenses and other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. Because of the significant percentage of the company's sales derived from international shipments, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Additionally, economic and political instability in international areas could affect the demand for the company's products. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CULP, INC.
                                    (Registrant)


                                     By:  Franklin N. Saxon
                                     ----------------------
                                     Executive Vice President and
                                     Chief Financial Officer





Dated:  October 17, 2003

Exhibit 99


                                 NEWS RELEASE


Investor Contact: Kathy J. Hardy              Media Contact: Kenneth M. Ludwig
                  Corporate Secretary                        Senior Vice
                  336-888-6209                               President,
                                                             Human Resources
                                                             336-889-5161


                 CULP REVISES SECOND QUARTER EARNINGS OUTLOOK


HIGH POINT, NC (October 15, 2003) - Culp, Inc. (NYSE:CFI) today announced that, based on preliminary information and estimates, it expects earnings for the second fiscal quarter of 2004, which ends on November 2, 2003, to be in the range of $0.23 to $0.26 per diluted share. These projected earnings are ahead of the company's previously announced expectation of $0.12 to $0.19 per diluted share for the period.

Commenting on the announcement, Robert G. Culp, III, chairman and chief executive officer of Culp, Inc., said, "Our revised outlook for the second fiscal quarter primarily reflects better-than- expected demand for upholstery fabrics. Volume in our upholstery fabric segment has picked up through the first two months of the quarter, although we believe it is still too early to say if this trend points to a sustainable recovery. Additional factors affecting our results include continued solid performance in the mattress ticking segment and improved manufacturing efficiencies realized from past restructuring initiatives within the upholstery fabric segment."

The company expects to announce financial results for the second fiscal quarter ended November 2, 2003, on or about November 24, 2003.

Culp, Inc. is one of the world's largest marketers of upholstery fabrics for furniture and is a leading marketer of mattress ticking for bedding. The company's fabrics are used principally in the production of residential and commercial furniture and bedding products.


This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's earnings, future operations, production levels, sales, expenses and other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. Because of the significant percentage of the company's sales derived from international shipments, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Additionally, economic and political instability in international areas could affect the demand for the company's products. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

                                    -END-